                                                                   Exhibit 10.11


                  FOURTH AMENDMENT dated as of June 23, 2002 (this "Amendment "), to the Amended and Restated Credit Agreement dated as of April 27, 2001, as amended (the "Credit Agreement "), among MTS, INCORPORATED, a California corporation (" MTS "); TOWER RECORDS KABUSHIKI KAISHA, a Japanese corporation (" TRKK " and, together with MTS, the "Borrowers "); the LENDERS party thereto (the "Lenders "); and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank, as Administrative Agent (the "Agent ").


         WHEREAS, the Borrowers, the Lenders and the Agent are parties to the Credit Agreement; and

         WHEREAS, the Borrowers have requested that the maturity date under the Credit Agreement be extended in the manner provided for in this Amendment and the Lenders whose signatures appear below, are willing to amend the Credit Agreement on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

         SECTION 2. Amendments to the Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended by amending the definition of "EBITDA" to replace the reference therein to "US$12,500,000" with a reference to "US$15,500,000"

         (b) Section 1. 01 of the Credit Agreement is hereby amended by amending the definition of maturity date to read in its entirety as follows:

         "Maturity Date means September 15, 2002."

         (c) The following new paragraph (d)is added to Section 5.13 of the Credit Agreement:

                  "(d) MTS will, and will cause each Subsidiary to promptly, and in any event within 10 business days after a request, furnish to the Collateral Agent and the Lenders all such information as they may request relating to life insurance policies that are owned by MTS or a Subsidiary or that name MTS or a Subsidiary as a beneficiary, or in respect of which MTS or a Subsidiary has any interest, and thereafter promptly take all such actions as the Collateral Agent or the Required Lenders may request and as shall be permitted and feasible under applicable law and the terms of any such insurance policy to assign their rights in respect of such policy and the proceeds thereof to the Collateral Agent as security for the Obligations."

         (d) Section 6.12 of the Credit Agreement is hereby amended to read as follows:

         "The Borrowers will not permit the Balance Sheet Coverage Ratio at any month end to be less than the amount set forth below opposite such date:

                    "06/30/02                        1.22
                     07/31/02                        1.22
                     08/31/02                        1.20".

         (e) Section 6.13 of the Credit Agreement is hereby amended by inserting at the end of the table therein the following:

                   "04/01/02 -06/30/02               5,000,000
                    05/01/02 -07/31/02               3,600,000
                    06/01/02 -08/31/02               4,300,000".

         (f) Section 6.14 of the Credit Agreement is hereby deleted.

         (g) Section 7.01 of the Credit Agreement is hereby amended by
(i)deleting the "or" at the end of paragraph (o)thereof; (ii)adding the word "or" at the end of paragraph (p)thereof; and (iii)adding at the end thereof the following new paragraph (q):

                  "(q) By the close of business on July 18, 2002, the Borrowers shall have neither (i)received signed commitments in form and substance satisfactory to each of the Lenders for the refinancing of all Indebtedness outstanding under this Credit Agreement, which commitments do not contain conditions to the availability of such refinancing that are unacceptable to any of the Lenders in their sole judgment; nor
         (ii)agreed in writing to an indicative term sheet providing for such a refinancing by the Lenders;"

         (h) The following sentence is inserted at the end of Section 9.15 of the Credit Agreement:

         "Nothing in this Section shall require the release of TRKK or its capital stock from any obligations under or Liens created by the Loan Documents unless the sale of TRKK and such release shall have been approved in writing by the Lenders."

         SECTION 3. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Credit Agreement, as amended by this Amendment, or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement set forth herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 4. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Agent and the Lenders as of the date hereof as follows:

         (a) The Borrowers are aware of no Default or Event of Default that will have occurred and be continuing after giving effect to this Amendment.

         (b) The execution, delivery and performance by each of the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of the Borrowers, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         (c) All representations and warranties of the Borrowers contained in
Article III of the Credit Agreement (other than representations or warranties expressly made only on and as of an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date) are true and correct in all material respects as of the date hereof.

         SECTION 5. Effectiveness. This Amendment shall become effective following receipt by the Agent of counterparts hereof duly executed and delivered by the Borrowers and each of the Lenders.

         SECTION 6. Amendment Fee. MTS agrees to pay to each Lender on August 23, 2002 an amendment fee in an amount equal to 0.25%of such Lender's Commitments (whether used or unused) on such date.

         SECTION 7. Expenses. The Borrowers hereby agree to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine &Moore, counsel for the Agent.

         SECTION 8. GOVERNING LAW; COUNTERPARTS. (A) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

         (b) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 9. Submission to Jurisdiction. The provisions of Section 9.09 of the Credit Agreement shall apply mutatis mutandis to this Amendment and any action or proceeding in respect hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.




                                        MTS, INCORPORATED,

                                        by
                                              /s/  DeVaughn D. Searson
                                              ----------------------------------
                                              Name:  DeVaughn D. Searson
                                              Title:  Secretary


                                        TOWER RECORDS KABUSHIKI KAISHA,

                                        by
                                              /s/  DeVaughn D. Searson
                                              ----------------------------------
                                              Name:  DeVaughn D. Searson
                                              Title:  Director

                                        JPMORGAN CHASE BANK
                                        (formerly known as
                                        THE CHASE MANHATTAN BANK),
                                        individually and as
                                        Administrative Agent,

                                        by
                                              /s/  Susan E. Atkins
                                              ----------------------------------
                                              Name:  Susan E. Atkins
                                              Title:  Managing Director

                                                                  SIGNATURE PAGE
                                                        to AMENDMENT dated as of
                                                                   June 23, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT



                                                  To approve the Amendment:

                                                  Name of Institution:

                                                  BNP Paribas

                                                  by:
                                                    /s/  Barbara Eppolito
                                                  -----------------------------
                                                  Name:  Barbara Eppolito
                                                  Title:  Vice President

                                                                  SIGNATURE PAGE
                                                        to AMENDMENT dated as of
                                                                   June 23, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT



                                                  To approve the Amendment:

                                                  Name of Institution:

                                                  CALIFORNIA BANK & TRUST

                                                  by:
                                                    /s/  Robert K. Chaulk
                                                  -----------------------------
                                                  Name:  Robert K. Chaulk
                                                  Title:  Senior Vice President

                                                                  SIGNATURE PAGE
                                                        to AMENDMENT dated as of
                                                                   June 23, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT



                                                  To approve the Amendment:

                                                  Name of Institution:

                                                  Lloyds TSB Bank plc

                                                  by:
                                                    /s/  Nicholas J. Bruce
                                                  -----------------------------
                                                  Name:  Nicholas J. Bruce
                                                  Title: Vice President
                                                         Credit Services
                                                         B-499

                                                  by:
                                                    /s/  Mark Grant
                                                  -----------------------------
                                                  Name:  Mark Grant
                                                  Title: Senior Vice President
                                                         & Chief Credit Officer
                                                         G 101

                                                                  SIGNATURE PAGE
                                                        to AMENDMENT dated as of
                                                                   June 23, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT



                                                  To approve the Amendment:

                                                  Name of Institution:

                                                  The Mitsubishi Trust and
                                                  Banking Corporation

                                                  by:

                                                    /s/  Yasushi Ishikawa
                                                  -----------------------------
                                                  Name:  Yasushi Ishikawa
                                                  Title:  Senior Vice President

                                                                  SIGNATURE PAGE
                                                        to AMENDMENT dated as of
                                                                   June 23, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT



                                                  To approve the Amendment:

                                                  Name of Institution:

                                                  Mizuho Corporate Bank, Ltd.
                                                  (f/n/a The Fuji Bank, Limited)

                                                  by:
                                                    /s/  Masahito Fukuda
                                                  -----------------------------
                                                  Name:  Masahito Fukuda
                                                  Title:  Senior Vice President

                                                                  SIGNATURE PAGE
                                                        to AMENDMENT dated as of
                                                                   June 23, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT



                                                  To approve the Amendment:

                                                  Name of Institution:

                                                  Societe Generale

                                                  by:
                                                    /s/  R. Wayne Hutton
                                                  -----------------------------
                                                  Name:  R. Wayne Hutton
                                                  Title: Director
                                                         Corporate Banking

                                                                  SIGNATURE PAGE
                                                        to AMENDMENT dated as of
                                                                   June 23, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT



                                                  To approve the Amendment:

                                                  Name of Institution:

                                                  Sumitomo Mitsui Banking
                                                  Corporation

                                                  by:

                                                    /s/  William M. Ginn
                                                  -----------------------------
                                                  Name:  William M. Ginn
                                                  Title: General Manager,
                                                         Specialized Finance
                                                         Department

                                                                  SIGNATURE PAGE
                                                        to AMENDMENT dated as of
                                                                   June 23, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT



                                                  To approve the Amendment:

                                                  Name of Institution:

                                                  UFJ Bank Limited

                                                  by:
                                                    /s/  Toshiko Boyd
                                                  -----------------------------
                                                  Name:  Toshiko Boyd
                                                  Title:  Vice President

                                                                  SIGNATURE PAGE
                                                        to AMENDMENT dated as of
                                                                   June 23, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT



                                                  To approve the Amendment:

                                                  Name of Institution:

                                                  Union Bank of California

                                                  by:
                                                    /s/  Leticia F. Hernandez
                                                  -----------------------------
                                                  Name:  Leticia F. Hernandez
                                                  Title: Assistant Vice
                                                         President

                                                                  SIGNATURE PAGE
                                                        to AMENDMENT dated as of
                                                                   June 23, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT



                                                  To approve the Amendment:

                                                  Name of Institution:

                                                  U.S. Bank National Association

                                                  by:

                                                    /s/  Mark A Esnoz
                                                  -----------------------------
                                                  Name:  Mark A. Esnoz
                                                  Title:  Vice President

                                                                  SIGNATURE PAGE
                                                        to AMENDMENT dated as of
                                                                   June 23, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT



                                                  To approve the Amendment:

                                                  Name of Institution:

                                                  Wachovia Bank, National
                                                  Association

                                                  by:
                                                    /s/  Colleen McCullum
                                                  -----------------------------
                                                  Name:  Colleen McCullum
                                                  Title:  Director